Alger Mid Cap Focus Fund
Summary Prospectus

February 27, 2026	Class	Ticker Symbol
	A	ALOAX
	C	ALOCX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at https://www.alger.com/fundliterature. You can also get this information at no cost by calling (800) 992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Fund’s Prospectus and Statement of Additional Information, both dated February 27, 2026, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.
Investment Objective
Alger Mid Cap Focus Fund seeks long-term capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A Shares of the Alger Family of Funds, including the Fund. More information about these and other discounts is available from your financial professional and in “Purchasing and Redeeming Fund Shares” on page 79 and in Appendix A – Waivers and Discounts Available from Intermediaries on page A-1 in the Fund’s Prospectus, and in the sections “Right of Accumulation (Class A Shares)” and “Letter of Intent (Class A)” beginning on page 38 of the Fund’s Statement of Additional Information.
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C
Maximum sales charge (load) imposed on purchases as a % of offering price	5.25%	None
Maximum deferred sales charge (load) as a % of purchase price or redemption proceeds, whichever is lower	None *	1.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Advisory Fees**	0.67%	0.67%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.23%	0.25%
Total Annual Fund Operating Expenses	1.15%	1.92%
*
Purchases of $1 million or more of Class A Shares at net asset value may be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase.
**
The Fund and Fred Alger Management, LLC (the “Manager”) have adopted fee breakpoints for the Fund. The advisory fee for assets up to $250 million is .70%, and for assets in excess of $250 million is .50%. The actual rate paid as a percentage of average daily net assets for the year ended October 31, 2025 was .67%.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$636	$871	$1,125	$1,849
Class C	$295	$603	$1,037	$2,243
Unlock Your Growth Potential.SM

Alger Mid Cap Focus Fund 2/6
Summary Prospectus
February 27, 2026
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$195	$603	$1,037	$2,243
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction  costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 265.15% of the average value of its portfolio.
Principal Investment Strategy
The Manager believes companies undergoing Positive Dynamic Change offer the best opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, rapidly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from new regulations, a new product innovation or new management.
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid-cap companies. For these purposes, “mid-cap companies” are those companies that, at the time of purchase of the securities, have total market capitalization within the range of (i) companies included in the Russell MidCap Growth Index or (ii) $1 billion to $30 billion. At December 31, 2025, the companies in this index ranged from $1.03 billion to $101.64 billion. Because of the Fund’s long-term approach to investing, it could have a significant portion of its assets invested in securities of issuers that have appreciated beyond the market capitalization thresholds noted. Equity securities include common or preferred stocks that are listed on U.S. or foreign exchanges.
In addition, under normal market conditions, the Fund invests at least 25% of its total assets in companies in the following group of industries: Health Care Equipment & Supplies, Health Care Technology, Biotechnology, Life Sciences Tools & Services, and/or Software, as defined by third party sources. The Fund may have 25% or more of its total assets invested in any one of these industries.
As a focus fund, the Fund intends to invest a substantial portion of its assets in a smaller number of issuers. Generally the Fund will own approximately 50 holdings. Fund holdings may occasionally differ from this number for a variety of reasons, including, among others, because of extreme market volatility, such as when the Fund has entered a temporary defensive position.  Additionally, the Fund may temporarily exceed the stated number of holdings for a number of reasons, including, but not limited to, when it acquires a new holding and determines that it is in the best interests of shareholders to sell an existing holding over a period of time, instead of immediately selling the entire holding.
The Fund may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result, the Fund may engage in active trading of portfolio securities.
The Fund may invest a significant portion of its assets in securities of companies conducting business within a single sector, as defined by third party sources, including, but not limited to, the information technology, industrials, communication services, and health care sectors. For the purpose of categorizing companies, sectors are a broader category than industries and industries comprise sectors.
The Fund can also invest in privately placed securities, which are securities acquired in non-public offerings for which there is no readily available market.
The Fund can invest in foreign securities.
The Fund may invest in cash (and cash equivalents) when the Fund is unable to find enough attractive long-term investments to meet its investment objective, to meet redemptions and/or when the Manager believes it is advisable to do so during times of short-term market volatility. During these times, cash (and cash equivalents) will not exceed 15% of the Fund’s net assets.
Principal Risks
An investment in the Fund involves risks. The Fund’s share price may go down, which means you could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks involved in investing in the Fund.

Alger Mid Cap Focus Fund 3/6
Summary Prospectus
February 27, 2026
Investment Risk – An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk – Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats, trade disputes and changes in trade regulations, civil unrest, recessions, or other events could have a significant impact on the Fund and its investments.
Mid Cap Securities Risk – There may be greater risk in investing in medium-capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization. Often, medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Concentration Risk – By focusing on an industry or a group of industries, the Fund carries much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. Because the Fund concentrates in a specific industry or group of industries, there is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such industries.
Sector Risk – The Fund may have a significant portion of its assets invested in securities of companies conducting business within a single sector, as defined by third party sources. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
●
Information Technology Sector Risk – The Fund may have a significant portion of its assets invested in securities of technology-related companies. Therefore, the Fund may be more susceptible to particular risks that may affect companies in the information technology sector and technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors. At times, the performance of such companies will lag the performance of other industries or the broader market as a whole. Certain technology related companies may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. These factors may lead to limited earnings and/or failing profit margins. As a result, the value of technology related companies’ securities may fall or fail to rise. Many technology related companies’ securities have historically been more volatile than other securities, especially over the short term.
●
Health Care Sector Risk – The Fund may have a significant portion of its assets invested in securities of healthcare companies. At times, the performance of healthcare companies will lag the performance of other industries or the broader market as a whole, and the performance of such companies may be more volatile. Healthcare companies may also be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences.
●
Communication Services Sector Risk – Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Alger Mid Cap Focus Fund 4/6
Summary Prospectus
February 27, 2026
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Industrials Sector Risk – The Fund may have a significant portion of its assets invested in securities of companies in the industrials sector. Industrial companies are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services.
Small Number of Holdings Risk – Under normal circumstances, the Fund invests in a small number of issuers. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a higher number of holdings.
Growth Securities Risk – Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.
Privately Placed Securities Risk – A private placement is an offering of a company’s securities that is not registered with the Securities and Exchange Commission (the “SEC”) and is not offered to the public. The issuers of privately placed securities are not typically subject to the same oversight and regulatory requirements, including disclosure and other investor protection requirements, to which public issuers are subject, and there may be very little public information available about the issuers and their performance. The sale or transfer of privately placed securities may be limited or prohibited by contract or law and such investments are generally considered to be illiquid. Privately placed securities are generally fair valued as they are not traded frequently. The Fund may be required to hold such positions for several years, if not longer, regardless of valuation, which may cause the Fund to be less liquid. As a result, investments in private placements can result in substantial or complete losses.
Foreign Securities Risk – The Fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, lack of liquidity, potential for market manipulation, less developed or less efficient trading markets, limited access to reliable capital, lack of comprehensive company information, political instability, differing audit, regulatory, and legal standards and lack of financial reporting standards. Additionally, events and evolving conditions in certain markets or regions may alter the risk profile of investments tied to those markets or regions. This may cause investments tied to such markets or regions to become riskier or more volatile, even when investments in such markets or regions were perceived as comparatively stable historically. In addition, foreign companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which may decrease the liquidity and value of the securities.
Portfolio Turnover (Active Trading) Risk – Because the Fund may engage in active trading of portfolio securities, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay.
Cash Position Risk – At times, the Fund may hold up to 15% of its net assets in cash (and cash equivalents), which may underperform relative to equity securities.
Performance
The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows how the Fund’s average annual returns have varied over the indicated periods. The table shows how the Fund’s average annual returns compare with those of an appropriate broad-based securities market index that represents the overall domestic equity market and a more narrowly based index that reflects the market sectors in which the Fund invests. Performance in the bar chart does not reflect the effect of the sales charge imposed on purchases of Class A Shares of the Fund. If the bar chart reflected the applicable sales charges, returns would be less than those shown. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website www.alger.com.

Alger Mid Cap Focus Fund 5/6
Summary Prospectus
February 27, 2026
Annual Total Return for Class A Shares as of December 31 (%)

Best Quarter:	Q2 2025	19.87%	Worst Quarter:	Q2 2022	-28.14%
Average Annual Total Return as of December 31, 2025
	1 Year	Since Inception	Inception Date
Class A			7/29/2021
Return Before Taxes	8.97%	0.95%
Return After Taxes on Distributions	8.97%	0.05%
Return After Taxes on Distributions and Sale of Fund Shares	5.31%	0.35%
Class C			7/29/2021
Return Before Taxes	13.06%	1.38%
Russell Midcap Growth Index (reflects no deductions for fees, expenses or taxes)	8.66%	4.81%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	17.88%	12.04%
In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class C Shares, which are not shown, will vary from those shown for Class A Shares.
Management
Investment Manager	Portfolio Manager Primarily Responsible for Day-to-Day Management of the Fund
Fred Alger Management, LLC	Amy Y. Zhang, CFA Executive Vice President and Portfolio Manager Since April 2019
Shareholder Information
Purchasing and Redeeming Fund Shares
Class C Shares of the Fund are only offered to investors through certain financial intermediaries and group retirement plan recordkeeping platforms.

Alger Mid Cap Focus Fund 6/6
Summary Prospectus
February 27, 2026
Minimum Investments: the following minimums apply to an account in the Fund, whether invested in Class A or Class C Shares.
Type of Account	Initial Investment	Subsequent Investment
Regular account	$1,000	$50
Retirement Accounts (including IRAs)	500	50
Automatic Investment	500	50
Asset-based Fee Program Accounts	250	50
Minimums may be waived in certain circumstances. See “Additional Information about Minimum Initial Investments” in the Prospectus.
In general, investors may purchase or redeem Fund shares on any business day by mail (Alger Family of Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53201-2175), online at www.alger.com, by telephone at 1 (800) 992-3863 or through a financial intermediary.
Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact their financial intermediary directly.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. The Fund is actively managed, and as a result, investors may receive capital gains distributions annually.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Manager or the Fund’s distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Fred Alger & Company, LLC 100 Pearl Street, 27th Floor, New York, NY 10004 / (800) 992-3863 / www.alger.com
MCFAC 22726

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